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                                                                   EXHIBIT 10.15


                       AMENDMENT TO EMPLOYMENT AGREEMENT


          Agreement made and entered into as of the 4th day of January, 1993 by and between Stanley Halbreich (the "Employee") and Sports Imprints, Inc. (the "Corporation").

          WHEREAS, the Corporation and the Employee are parties to a certain employment agreement effective as of November 16, 1992 (the "Employment Agreement"); and

          WHEREAS the parties wish to amend the Employment Agreement in accordance with the terms of Paragraph 5.2 of the Employment Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions herein contained the parties hereto agree as follows:
          1. Paragraph 3.1(b) of the Employment Agreement is hereby amended to read as follows:
          "3.1(b) an annual bonus equal to nine (9%) percent of the first Five Hundred Thousand ($500,000) Dollars of the Corporation's calandar year pre-tax earnings (the "Basic Bonus") subject to non-refundable monthly draws in anticipation thereof in the sum of Four Thousand One Hundred ($4,100) Dollars."
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          IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of the 16 day of November, 1992.


Signed, Sealed & Delivered
     In Our Presence

                                             SPORTS IMPRINTS, INC.
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/s/ Sarah Colasurdo                          By: /s/ Jerrold Luloff
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                                                 President

(CORPORATE SEAL)                      Attest:    /s/ Jerrold Luloff
                                                ------------------------
                                                 Secretary

                                             EMPLOYEE
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/s/ Sarah Colasurdo                              /s/ Stanley Halbreich
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                                                Stanley Halbreich